Filed Pursuant to Rule 497
File no. 333-182941

Maximum Offering of 100,000,000 Shares
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Supplement No. 12 dated October 26, 2015
to
Prospectus dated October 29, 2014
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This Supplement No. 12 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated October 29, 2014, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 26 of the Prospectus before you decide to invest.

Increase in Public Offering Price
 On October 23, 2015, we increased our public offering price to $15.01 per share from $15.00 per share. The increase in the public offering price is effective as of our October 23, 2015 weekly closing and first applied to subscriptions received from October 16, 2015 through October 22, 2015. In accordance with our share pricing policy, the pricing committee of our board of directors determined that an increase in the public offering price was warranted following an increase in our estimated net asset value per share to ensure that our shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share.